AMERICAN HOUSING INCOME TRUST, INC.
Unaudited Pro Forma Consolidated Financial Statements
March 31, 2015

Index

Unaudited Pro Forma Consolidated Balance Sheet as at March 31, 2015	PF-1
Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2015	PF-3
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	PF-2
Notes to the Unaudited Pro Forma Consolidated Financial Statements	PF-4

AMERICAN HOUSING INCOME TRUST, INC.
Unaudited Pro Forma Consolidated Balance Sheet
As at March 31, 2015

	AHIT As at April 30, 2015 $	ARP As at March 31, 2015 $		Pro Forma Adjustments (Note 3)	Pro Forma Consolidated $

ASSETS

Investment in real estate:
Land		4,500,484		-	4,500,484
Building and improvements	-	2,124,117		-	2,124,117
	-	6,624,601		-	6,624,601
Less: accumulated depreciation	-	(138,666)		-	(138,666)

Investment in real estate, net	-	6,485,935		-	6,485,935
Cash	-	240,330		-	240,330
Prepaid expenses and deposits	45,633	-	(b)	(42,817)	2,816
Accounts receivable	-	3,200		-	3,200
Notes receivable	-	120,000		-	120,000
Due from related parties	-	8,321		-	8,321
Other assets	-	156,927		-	156,927

Total Assets	45,633	7,014,713		(42,817)	7,017,529

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

LIABILITIES

Accounts payable and accrued liabilities	12,694	51,902	(b)	(10,723)	53,873
Due to related parties	87,996	37,106	(b)	(62,240)	62,862
Prepaid rent received	-	3,500		-	3,500
Notes payable	-	2,936,325		-	2,936,325

Total Liabilities	100,690	3,028,833		(72,963)	3,056,560

STOCKHOLDERS (DEFICIT) EQUITY

Preferred stock	-	-		-	-
Common stock	1,161	-	(a)	50,000	51,161
Additional paid-in capital	4,456,998	10,017,511	(a)	(4,548,148)	9,926,361
Deficit	(4,513,216)	(6,016,553)	(a)	4,513,216	(6,016,553)
Total American Housing Income Trust, Inc.'s Stockholders' (Deficit) Equity	(55,057)	4,000,958		15,068	3,960,969
Non-controlling interest	-	(15,078)	(b)	15,078	3,960,969
Total Stockholders' (Deficit) Equity	(55,057)	3,985,880		30,146	3,960,969

Total Liabilities and Stockholders' (Deficit) Equity	45,633	7,014,713		(42,817)	7,017,529

(See accompanying notes to the unaudited pro forma consolidated financial statements)

Page PF-1

AMERICAN HOUSING INCOME TRUST, INC.
Unaudited Pro Forma Consolidated Statement of Operations
Three Months Ended March 31, 2015

	AHIT Three Months Ended April 30, 2015 $	ARP Three Months Ended March 31, 2015 $		Pro Forma Adjustments (Note 3)	Pro Forma Consolidated $

Revenue
Rental revenues	-	87,159		-	87,159
Interest income	-	2,402		-	2,402
Other income	-	500		-	500

Total revenue	-	90,061		-	90,061

Expenses
Acquisition expense	-	325,000		-	325,000
Consulting	4,167	-	(a)	(4,167)	-
Depreciation	-	19,268		-	19,268
General and administrative	9,603	498,106	(a)	(9,603)	498,106
Interest expense	-	50,866		-	50,866
Professional fees	42,172	-	(a)	(42,172)	-

Total expenses	55,942	893,240		(55,942)	893,240

Net loss	(55,942)	(803,179)		55,942	(803,179)

Less: net loss attributable to non-controlling interest	-	14,849	(a)	(14,849)	-

Net loss attributable to American Housing Income Trust Inc.	(55,942)	(788,330)		41,093	(803,179)

Pro forma net loss per share - basic and diluted (Note 5)					(0.16)

Pro forma weighted average shares outstanding					5,116,069

(See accompanying notes to the unaudited pro forma consolidated financial statements)

Page PF-2

AMERICAN HOUSING INCOME TRUST, INC.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2014

	AHIT Year Ended January 31, 2015 $	ARP Year Ended December 31, 2014 $		Pro Forma Adjustments (Note 3)	Pro Forma Consolidated $

Revenue
Rental revenues	-	268,620		-	268,620
Interest income	-	22,338		-	22,338
Gain on sale of assets	-	38,244		-	38,244

Total revenue	-	329,202		-	329,202

Expenses
Consulting	16,906	-	(a)	(16,906)	-
Depreciation	-	74,670		-	74,670
General and administrative	3,345	1,533,869	(a)	(3,345)	1,533,869
Interest expense	3,107	201,765	(a)	(3,107)	201,765
Professional fees	30,795	-	(a)	(30,795)	-
Rent	3,000	-	(a)	(3,000)	-

Total expenses	57,153	1,810,304		(57,153)	1,810,304

Net loss	(57,153)	(1,481,102)		57,153	(1,481,102)

Pro forma net loss per share - basic and diluted (Note 5)					(0.29)

Pro forma weighted average shares outstanding					5,116,069

(See accompanying notes to the unaudited pro forma consolidated financial statements)

Page PF-3

AMERICAN HOUSING INCOME TRUST, INC.
Notes to the Unaudited Pro Forma Consolidated Financial Statements

1.   Basis of Presentation

These unaudited pro forma financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP") and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual financial statements of American Housing Income Trust, Inc. ("AHIT") and American Realty Partners, LLC ("ARP").

These pro forma financial statements have been compiled from and include:

(a) an unaudited pro forma consolidated balance sheet combining the unaudited balance sheet of AHIT as at April 30, 2015, with the unaudited consolidated balance sheet of ARP as at March 31, 2015, giving effect to the transaction as if it occurred on March 31, 2015; and

(b) an unaudited pro forma consolidated statement of operations combining the unaudited statement of operations of AHIT for the three months ended April 30, 2015, with the unaudited consolidated statement of operations of ARP for the three months ended March 31, 2015, giving effect to the transaction as if it occurred on January 1, 2015; and

(c) an unaudited pro forma consolidated statement of operations combining the audited statement of operations of AHIT for the year ended January 31, 2015, with the audited statement of operations of ARP for the year ended December 31, 2014, giving effect to the transaction as if it occurred on January 1, 2014.

The unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of AHIT and ARP for the years ended January 31, 2015, and December 31, 2014, respectively. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of AHIT and ARP.

It is management's opinion that these pro forma consolidated financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with AHIT 's accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma consolidated statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of AHIT which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma consolidated financial statements.

Page PF-4

AMERICAN HOUSING INCOME TRUST, INC.
Notes to the Unaudited Pro Forma Consolidated Financial Statements

2.    Stock Exchange and Restructuring Agreement

On May 15, 2015, AHIT entered into a Stock Exchange and Restructuring Agreement (the "Stock Exchange Agreement") with American Reality Partners ("ARP"). As part of the Agreement, AHIT will issue 5,000,000 share of common stock in exchange for all of the membership units in ARP on a pro rata basis. The transaction closed on July 6, 2015 and was treated as a reverse merger, with ARP deemed the accounting acquirer and AHIT deemed the accounting acquire for financial reporting purposes. The reverse merger is deemed a recapitalization and the pro forma consolidated financial statements represent the continuation of the financial statements of ARP (the accounting acquirer/legal subsidiary) except for its capital structure. Assets acquired and liabilities assumed are reported at their historical amounts. The equity structure reflects the equity structure of AHIT, the legal parent, and the equity structure of ARP, the accounting acquirer, as restated to reflect the number of shares of the legal parent.

3.    Pro Forma Adjustments

The unaudited pro forma financial statements incorporate the following pro forma adjustments:

(a) The acquisition has been accounted for as a reverse merger with ARP identified as the accounting acquirer for financial reporting purposes. The pro forma adjustment reflects the purchase price of 5,000,000 shares of common stock. The accumulated deficit of $4,513,216 and the additional paid-in capital of $4,456,998 of AHIT as at April 30, 2015, are eliminated upon recapitalization. Upon recapitalization, a charge of $91,150 was recognized against additional paid-in capital, reflecting the recapitalization and the difference between the purchase price and the net book value of the net liabilities of AHIT acquired.

(b) Effective February 13, 2015, AHIT and ARP completed a Share Purchase Agreement, pursuant to which ARP acquired 58,810 shares of common stock of AHIT, representing 50.67% of the total issued and outstanding shares of common stock of AHIT, and 20,000 shares of Series A preferred stock of AHIT, representing 100% of the total issued and outstanding shares of Series A preferred stock of AHIT. As a result, the balance sheet of ARP includes the assets and liabilities of AHIT at March 31, 2015, which consisted of prepaid expenses of $42,817, accounts payable and accrued liabilities of $10,723, and due to related parties of $62,240, offset by non-controlling interest of $15,078. Upon recapitalization, the assets and liabilities of AHIT at March 31, 2015, were de-consolidated from the ARP balance sheet to properly reflect the pro forma consolidation and change in ownership to a 100% interest in AHIT.

4.    Pro Forma Common Stock:

Pro forma common stock as at March 31, 2015, has been determined as follows:

	Number of common stock	Amount

Issued shares of common stock of AHIT	116,069	$ 1,161
AHIT common shares issued in connection with Agreement	5,000,000	50,000

Pro forma balance	5,116,069	$ 51,161

Page PF-5

AMERICAN HOUSING INCOME TRUST, INC.
Notes to the Unaudited Pro Forma Consolidated Financial Statements

5.    Pro Forma Net Loss Per Share:

Pro forma basic and diluted net loss per share for the three months ended March 31, 2015, and for the year ended December 31, 2014, have been calculated based on actual weighted average number of AHIT's common shares outstanding for the periods and the assumed number of AHIT shares issued to ARP shareholders.

	Three Months Ended March 31, 2015	Year Ended December 31, 2014

Basic pro forma net loss per share computation

Numerator:
Pro forma net loss available to shareholders	$ (803,179)	$ (1,481,102)

Denominator:
AHIT weighted average shares outstanding	116,069	116,069
Shares issued to ARP	5,000,000	5,000,000

Pro forma weighted average shares outstanding, basic and diluted	5,116,069	5,116,069

Pro forma net loss per share, basic and diluted	$ (0.16)	$ (0.29)

Page PF-6